Employee Retirement Plans - Pension Plans with Accumulated Benefit Obligation in Excess of Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Compensation and Retirement Disclosure [Abstract]
Projected benefit obligation	$ 3,601	$ 3,237	$ 2,147
Accumulated benefit obligation	3,206	2,822	1,794
Fair value of plan assets	$ 1,902	$ 1,463	$ 746